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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM 8-K-SB

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: August 20, 1997


                                BNN CORPORATION
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              (Exact name of Registrant as specified in charter)


    Nevada                          0-17591                     93-0957030
----------------            ---------------------         --------------------
(State or Other             (Commission File No.)             (IRS Employer
jurisdiction of                                          Identification Number)
 incorporation)




          345 Park Avenue South                                       10010
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(Address of principal executive offices)                           (Zip Code)



 Registrant's telephone number, including area code:     (212) 779-6601
                                                        -----------------


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Item 2.       Acquisition or Disposition of Assets

     On August 20, 1997 People and Properties Inc. and 345 PAS Sports, Inc., wholly owned subsidiaries of the Registrant, entered into an agreement and assigned to Interpublic Group of Companies, Inc. ("IPG") an aggregate of 49% interest in Kaleidoscope Sports and Entertainment L.L.C. (the "LLC"), a limited liability company, owned by these subsidiaries. The subsidiaries received a payment of $3,800,000 for their interest in the LLC. The LLC was formed in 1997 by the subsidiaries to conduct sports promotion activities formerly conducted by these subsidiaries. In May 1997, People and Properties Inc. sold 51% of the LLC to IPG for a purchase price based in large part on future performance of the LLC over a three year period, and IPG paid $2,200,000 as a down payment at that time. IPG, at such time in May 1997, also received an option to purchase the balance of the subsidiaries' interest in the LLC for an additional purchase price consisting of a downpayment and future contingent payments. The payment received in August 1997 by the subsidiaries, consisted of the entire balance of the purchase price payable by IPG to the subsidiaries and was in lieu of all other payments for the subsidiaries interest in the LLC. As a result of both the May and August transactions, the total purchase price paid to the subsidiaries by IPG was $6,000,000.

     For accounting purposes, the assignment was effected as of August 15, 1997 and the subsidiaries retained an interest in the profits of the LLC through such date, estimated in excess of two hundred thousand dollars, payable in September 1997.

     The transaction was consummated after negotiation with IPG which offered to pay a fixed purchase price in lieu of future three year contingent payments. The decision to enter into the revised transaction and the amount paid by IPG was determined after consideration by Registrant of several factors including the discounted value of money, interest savings, the ability to obtain a greater profit participation in projects with the added funds and the ability to participate in and own present and future profit sharing projects. The amount paid was based upon the Registrant best estimate of the after tax proceeds to be derived from the purchase price pursuant to the original agreement. Registrant also considered the uncertainty of receiving the ultimate purchase price after exercise of the option, due to the contingent nature of the payment over a long period of time coupled with the lack of control over the LLC.

     The Registrant is negotiating with the LLC to enter into an agreement governing future relations between the LLC and the Company's subsidiaries. While there is no assurance that an agreement will be entered into, based upon the prior relationship with the LLC, Registrant is of the opinion that such an agreement will be entered into.

Item 7.     Financial Statements, Pro-Forma Information and Exhibits

                (a)     Financial Statements of Affiliates

                          None

                (b)     Exhibits

                         (i) Agreement  dated as of August  20,  1997,  among,
                             Interpublic Group of Companies, Inc., 345 PAS Sports, Inc., and People & Properties, Inc.












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                   The Interpublic Group of Companies, Inc.





                                                               August 20, 1997


345 PAS Sports Inc.
People & Properties, Inc.
345 Park Avenue South
New York, New York, 10010

Re: Kaleidoscope Sports and Entertainment LLC ("Company")


Gentlemen:

     Reference is made to the Amended and Restated Limited Liability Company Agreement ("Agreement"), dated as of May 5, 1997 by and among the undersigned, The Interpublic Group of Companies, Inc. ("IPG"), 345 PAS Sports, Inc. ("PAS") and People and Properties, Inc. (P&P"). All defined terms used in this letter shall have the meanings ascribed to them in the Agreement.

     Pursuant to the Agreement, IPG acquired a fifty-one (51%) Percentage Interest in the Company and the parties set forth certain understandings with respect to the conduct of the business of the Company. As of the date of this letter agreement, IPG owns fifty-one (51%) Percentage Interest, PAS owns a one (1%) Percentage Interest and P&P owns a forty-eight (48%) Percentage Interest in the Company.

     Notwithstanding any other provisions of the Agreement, PAS and P&P have each agreed to sell and IPG has agreed to buy the remaining forty-nine (49%) Membership Interest in the Company for a fixed price and the parties have agreed to delete certain provisions of the Agreement which contemplated additional payments to be made by IPG in connection with its acquisition of fifty-one percent (51%) of the Company. The terms and conditions of such agreements are as follows:









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345 PAS Sports Inc.
People & Properties, Inc.
August 20, 1997
Page 2

     1. Effective August 15, 1997, PAS will transfer its one percent (1%) Membership Interest to IPG and P&P will transfer its forty-eight percent (48%) Membership Interest to IPG and PAS and P&P shall no longer be Members in the Company.

     2. Upon full execution of this letter agreement, IPG will make a payment of Three Million Eight Hundred Thousand Dollars ($3,800,000) to P&P on behalf of P&P and PAS in exchange for the transfer of the Membership Interests. Such payment shall be made in immediately available funds in accordance with payment instructions provided by PAS and/or P&P to IPG.

     3. Notwithstanding any other provisions of the Agreement, in particular the provisions of Sections 3.4 and 3.5 thereof, the payments to be made by IPG pursuant to Paragraph 2 of this letter agreement shall be in full satisfaction of all amounts otherwise payable to PAS and P&P pursuant to the Agreement for: (I) the IPG Interest, and (ii) the acquisition by IPG of Additional Interests and such payment shall have the effect of the Final Option Payment as contemplated in the Agreement.


     4. The Company will make a distribution of the profits of the Company from the date of its formation to and including August 15, 1997. This distribution will be made by the Company no later than September 30, 1997 to each Member based on their percentage Membership Interests as of August 14, 1997. It is further agreed that each Member will assume the tax liability on the taxable income allocated to them to and including August 15, 1997 and that in calculating taxable income, the accrued revenue of the Company, including, but not limited to, the accrued General Motors EventWorks revenue, will be allocated on a consistent basis with the method of allocation used for book purposes and used in the determination of net income in the above distribution.

     5. Acceptance of the terms set forth in this letter constitutes full satisfaction of all obligations and amounts due from IPG to PAS and P&P pursuant to the Agreement and constitutes a transfer of the Membership Interests to IPG by PAS and P&P, respectively.









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345 PAS Sports Inc.
People & Properties, Inc.
August 20, 1997
Page 3



     If the foregoing accurately sets forth your understanding of the agreements reached between us, kindly acknowledge your agreement and acceptance by signing where indicated below and returning to the undersigned.


                                               THE INTERPUBLIC GROUP OF
                                               COMPANIES, INC.



                                               By: _____(signed)______________
                                                   Name: Barry R. Linsky
                                                  Title: Senior Vice President

ACCEPTED AND AGREED:

345 PAS SPORTS, INC.



By: ______(signed)_________
      Name: Bernard Bushkin
      Title: President


PEOPLE & PROPERTIES, INC.


By: _____(signed)___________
     Name: Bernard Bushkin
     Title: President